THE ADVISORS' INNER CIRCLE FUND (THE "TRUST")

                   WESTWOOD DIVIDEND GROWTH FUND (THE "FUND")

                    SUPPLEMENT DATED OCTOBER 31, 2016 TO THE
SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (THE
                                    "SAI"),
                            EACH DATED MARCH 1, 2016

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI, AND SHOULD BE READ IN
          CONJUNCTION WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI.

             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

     On or around December 30, 2016 (the "Effective Date"), the name, investment objective and 80% investment policy of the Fund will change as follows:

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                                                  CURRENT                                                  NEW
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NAME                       Westwood Dividend Growth Fund                                    Westwood Low Volatility Equity Fund
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INVESTMENT OBJECTIVE       The primary investment objective of the Fund is to seek to      The investment objective of the Fund is
                           provide a growing stream of income over time. A secondary       to seek to provide total return, through
                           objective of the Fund is to seek to provide long-term           a combination of current income and
                           capital appreciation and current income.                        capital appreciation, with a lower level
                                                                                           of volatility than traditional
                                                                                           equity-oriented strategies over a market
                                                                                           cycle.
------------------------------------------------------------------------------------------------------------------------------------
80% INVESTMENT POLICY      Under normal circumstances, the Fund will invest at least       Under normal circumstances, the Fund will
                           80% of its net assets (plus any borrowings for investment       invest at least 80% of its net assets,
                           purposes)  in dividend paying equity securities.                plus any borrowings for investment
                                                                                           purposes, in equity securities.
------------------------------------------------------------------------------------------------------------------------------------

     In addition, it is currently expected that the Fund's management fee will be reduced to an annual rate of 0.70% of the Fund's average daily net assets as of the Effective Date, and that the Adviser will contractually agree to reduce fees and reimburse expenses in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.75% of the Fund's average daily net assets from the Effective Date through February 28, 2018.

     After the Effective Date, the Fund will continue to invest primarily in publicly traded common stocks of U.S. and non-U.S. (including both developed and emerging market) companies of any market capitalization. For purposes of the Fund's new 80% investment policy, however, equity securities will also include, but will not be limited to, preferred stocks, warrants, real estate investment trusts ("REITS"), royalty trusts, American Depositary Receipts, trust preferred securities, convertible securities, and exchange-traded funds ("ETFs") and derivative instruments (principally options and futures) with economic characteristics similar to equity securities.

     The risks of the foregoing investments that are not described in the Prospectus are summarized below.

PREFERRED STOCK RISK - Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities.

WARRANTS RISK - Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

CONVERTIBLE SECURITIES RISK - The value of a convertible security in which the Fund may invest is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

ETF RISK - To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based or the other holdings of an active or index ETF, and the value of the Fund's investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

EMERGING MARKETS SECURITIES RISK - The Fund's investments in emerging markets securities will be considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

DERIVATIVES RISK - The Fund's use of futures contracts and options will be subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

     More information about the new strategies, risks, and fees and expenses of the Fund will be available in the Prospectus, which will be revised to reflect these changes.

                          TAX CONSEQUENCES TO THE FUND

     The Fund will sell some of its current assets in connection with the changes in the Fund's investment strategy. Gains, if any, recognized by the Fund as a result of such sales will be distributed to shareholders as taxable dividends. Therefore, the changes described above may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 WHG-SK-043-0100